UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12
Investcorp AI Acquisition Corp
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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INVESTCORP AI ACQUISITION CORP

A Cayman Islands Exempted Company

Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town

Grand Cayman KYl-1102, Cayman Islands

NOTICE OF MEETING OF SHAREHOLDERS

To be held at 1:00 p.m. E.S.T. on May 12, 2025

TO THE SHAREHOLDERS OF INVESTCORP AI ACQUISITION CORP:

You are cordially invited to attend the 2025 Annual General Meeting of Shareholders (the “Annual Meeting” or “Meeting”) of INVESTCORP AI ACQUISITION CORP (“we,” “us,” “our” or the “Company”) to be held at 1:00 p.m. E.S.T. on May 12, 2025 at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002, or at such other time, on such other date and at such other place to which the Meeting may be adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the Meeting virtually, you will be permitted to attend the Annual Meeting in person at the offices of Winston & Strawn LLP. You will be able to attend the Annual Meeting online, vote, participate and, submit questions during the Meeting and vote your shares electronically by visiting https://www.cstproxy.com/investcorpaispac/2025. The accompanying proxy statement (the “Proxy Statement”) is dated April [●], 2025 and is first being mailed to shareholders of the Company on or about [●], 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

•

Proposal No. 1 - The Extension Amendment Proposal - to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on May 12, 2022 (our “IPO”), from May 12, 2025 (which is 36 months from the closing date of our IPO) to May 12, 2027 (such date, the “Extended Date”). The text of the special resolution is as follows: “RESOLVED, as a special resolution, that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 36.2 by deleting the following:

“In the event that the Company does not consummate a Business Combination by May 12, 2025, or by such later time as the Members may approve in accordance with the Articles, the directors of the Company shall…”;

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by May 12, 2027, or by such later time as the Members may approve in accordance with the Articles, the directors of the Company shall…”;

•

Proposal No. 2 – The Director Election Proposal – to elect, by ordinary resolution, two class I directors (“Class I Directors”) listed in the accompanying proxy statement, to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal (the “Director Election Proposal”);

•

Proposal No. 3 – The Auditor Proposal – to ratify, by ordinary resolution, the appointment of CBIZ, Inc. (“CBIZ”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (the “Auditor Proposal”); and

•

Proposal No. 4 - The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board of Directors (our “Board”) determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal,” and together with the Extension Amendment Proposal, the Director Election Proposal, and the Auditor Proposal, collectively the “Proposals”).

Each of the Proposals is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until May 12, 2025 to consummate our initial business combination (the “Combination Period”).

Our Board has determined that it is in the best interests of the Company to seek an extension of the Combination Period and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before May 12, 2025. Accordingly, our Board believes that, in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual Meeting regarding the Extension Amendment.

Based upon the amount in the Trust Account as of [●], 2025, which was approximately $[●], we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the

Trust Account will be approximately $[●] at the time of the Annual Meeting. The closing price of the public shares on The Nasdaq Stock Market LLC (“Nasdaq”) on [●], 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $ [●]. We cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 8, 2025 (TWO BUSINESS DAYS BEFORE THE ANNUAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY (OUR “TRANSFER AGENT”) OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE IN THE ACCOMPANYING PROXY STATEMENT.

The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. Notwithstanding the order of the resolutions on the notice to the Annual Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Annual Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares initially issued to ICE I Holdings Pte. Ltd. (the “Sponsor”) (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting, with respect to each nominee.

The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Our Board has fixed the close of business on April 28, 2025 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Annual Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Proposals and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your ordinary shares. Each shareholder who is entitled to attend and vote at the Annual Meeting is entitled to appoint one or more proxies to attend and vote instead of that Shareholder, and a proxyholder need not be a shareholder.

[●], 2025

By Order of the Board of Directors

/s/ Nikhil Kalghatgi
Principal Executive Officer & Director
(Principal Executive Officer)

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual Meeting (including by virtual means as provided in the accompanying Proxy Statement). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Annual Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided in the accompanying Proxy Statement). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Annual Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Annual Meeting.

INVESTCORP AI ACQUISITION CORP

A Cayman Islands Exempted Company

Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town

Grand Cayman KYl-1102, Cayman Islands

ANNUAL MEETING

To Be Held On May 12, 2025

PROXY STATEMENT

The Annual Meeting (the “Annual Meeting”) of Investcorp AI Acquisition Corp (“we,” “us,” “our” or the “Company”) will be held at 1:00 p.m. E.S.T. on May 12, 2025 at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002, or at such other time, on such other date and at such other place to which the Meeting may be adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the Meeting virtually, you will be permitted to attend the Annual Meeting in person at the offices of Winston & Strawn LLP. You will be able to attend the Annual Meeting online, vote, participate and, submit questions during the Meeting and vote your shares electronically by visiting https://www.cstproxy.com/investcorpaispac/2025. The accompanying proxy statement (the “Proxy Statement”) is dated April [●], 2025 and is first being mailed to shareholders of the Company on or about [●], 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals:

•

Proposal No. 1 – The Extension Amendment Proposal – to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) as provided by the resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date (the “Extension”) by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering (such shares, including any shares issued in exchange thereof, the “public shares”) that was consummated on May 12, 2022 (our “IPO”), from May 12, 2025 (which is 36 months from the closing date of our IPO) to May 12, 2027 (such date, the “Extended Date”);

•

Proposal No. 2 – The Director Election Proposal – to elect, as an ordinary resolution, two class I directors (“Class I Directors”) to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal (the “Director Election Proposal”);

•

Proposal No. 3 – The Auditor Proposal – to ratify, as an ordinary resolution, the appointment of CBIZ, Inc. (“CBIZ”) as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 (the “Auditor Proposal”); and

•

Proposal No. 4 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal” together with the Extension Amendment Proposal, the Director Election Proposal, and the Auditor Proposal, collectively the “Proposals”).

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until May 12, 2025 to consummate our initial business combination (the “Combination Period”).

Our Board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to an initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Without the Extension, if we are unable to complete a business combination on or before May 12, 2025, we would be precluded from completing our initial business combination and would be forced to liquidate. Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before May 12, 2025. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, shareholders may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account established in connection with our IPO (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. The Election can be made regardless of whether holders of public shares (“public shareholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting. Public shareholders may make the Election regardless of whether such public shareholders were holders as of the record date (as defined below). Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not consummated our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Annual Meeting, if the Extension is implemented and a public shareholder does not make the Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, in the event a proposed business combination is consummated.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual Meeting regarding the Extension Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2025. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of the shares initially issued to ICE I Holdings Pte. Ltd. (the “Sponsor”) (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Based upon the amount in the Trust Account as of [●], 2025, which was $[●], we anticipate that the per-share price at which public shares will be redeemed for a pro rata portion of the funds held in the Trust Account will be approximately $[●] at the time of the Annual Meeting. The closing price of the public shares on Nasdaq on [●], 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned thereon and not previously released to us to pay taxes, divided by the number of then-outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on April 28, 2025 (the “record date”) as the record date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the ordinary shares on the record date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the record date of the Annual Meeting, there were 7,944,130 ordinary shares outstanding, of which 7,944,129 Class A Ordinary Shares and 1 Class B Ordinary Share. The founder shares carry voting rights in connection with Proposals, and we have been informed by our Sponsor, which holds 6,468,750 founder shares, and our officers and independent directors, who hold the remaining founder shares, that they intend to vote in favor of the Proposals.

This Proxy Statement contains important information about the Annual Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Sodali & Co. (“Sodali”), to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Sodali a fee of $10,000.00. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated April [●], 2025 and is first being mailed to shareholders on or about [●], 2025.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	What is the purpose of the Annual Meeting?

A:

At the Annual Meeting, shareholders will act upon the Proposals described in the Proxy Statement. In addition, following the formal portion of the Annual Meeting, management will be available to respond to questions from shareholders.

Q:	What is being voted on?

A:	You are being asked to vote on the following Proposals:

•

Proposal No. 1 – The Extension Amendment Proposal — to approve, as a special resolution, the amendment of the Articles as provided by the resolution in the form set forth in Annex A to this Proxy Statement to extend the date by which the Company must (1) consummate a business combination, (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s public shares, from May 12, 2025 (which is 36 months from the closing date of our IPO) to the Extended Date;

•

Proposal No. 2 – The Director Election Proposal – to elect, as an ordinary resolution, two Class I Directors, to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal;

•

Proposal No. 3 – The Auditor Proposal – to ratify, as an ordinary resolution, the appointment of CBIZ, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and

•

Proposal No. 4 – The Adjournment Proposal — to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

We are not asking you to vote on any proposed business combination at this time. If we enter into a definitive agreement relating to a business combination, we intend to file (i) promptly thereafter a current report on Form 8-K with information about the business combination, and (ii) in due course a separate proxy statement or proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate annual general meeting or extraordinary general meeting. If the Extension Amendment Proposal is not approved, we may not be able to enter into, or consummate, a business combination. We urge you to vote at the Annual Meeting regarding the Extension Amendment.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2025. In such event, we may need to obtain additional funds to consummate an initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	How does the Board recommend I vote on these Proposals?

A:	Our Board recommends that you vote your shares:

•	“FOR” the Extension Amendment Proposal;

•	“FOR” each of the nominees to the Director Election Proposal;

•	“FOR” the Auditor Proposal; and

•	“FOR” the Adjournment Proposal.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if we do not consummate a business combination on or before May 12, 2025. As we explain below, we may not be able to enter into and consummate an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and consummate a business combination. Our Board currently believes that there is not sufficient time before May 12, 2025 to enter into a definitive agreement relating to an initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination.

Accordingly, in order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before May 12, 2025, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. This provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to consummate a business combination, which our Board believes in the best interests of the Company. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than the extensions until the Extended Date, as of the date of this Proxy Statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:	Why should I vote “FOR” the Director Election Proposal?

A:

The term of the current Class I directors will expire at this Annual Meeting. The purpose of the Director Election Proposal is to re-elect the Class I Directors of the Company to serve a three-year term until the third succeeding annual general meeting after this Annual Meeting or until his successor is appointed and qualified.

For further details about the reasons for the Director Election Proposal, see the section of this Proxy Statement titled “Proposal No. 2 — The Director Election Proposal — Reasons for the Director Election Proposal.”.

Q:	Why should I vote “FOR” the Auditor Proposal?

A:

The purpose of the Auditor Proposal is to give our shareholders the opportunity to ratify the selection by our audit committee of CBIZ as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.

CBIZ has served as the Company’s independent registered public accounting firm since our IPO. Representatives of CBIZ are not expected to be present at the Annual Meeting to answer questions.

For further details about the reasons for the Auditor Proposal, see the section of this proxy statement titled “Proposal No. 3 — The Auditor Proposal — Reasons for the Auditor Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:

Our Sponsor and our officers and independent directors collectively own 6,468,750 founder shares. Such founder shares represent 83.69% of our issued and outstanding ordinary shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor and our officers and independent directors that they intend to vote in favor of the Proposals. Pursuant to a letter agreement entered into with us by our Sponsor and each of our officers and directors in connection with our IPO, our Sponsor, directors and officers and their respective affiliates are not entitled to redeem any founder shares held by them in connection with the Extension Amendment Proposal.

Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the Annual Meeting. Any such purchases that are completed after the record date for the Annual Meeting may include an agreement with a selling shareholder that such shareholder, for so long as he, she or it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and/or will not exercise such shareholder’s redemption rights with respect to the shares so purchased. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the funds held in the Trust Account. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Extension Amendment Proposal or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Securities Exchange Act of 1934 (the “Exchange Act”). We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•

our proxy statement would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

•

if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

•

our proxy statement would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the Extension Amendment Proposal;

•

our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•	we would disclose in a Form 8-K, before our shareholder meeting, the following material items:

•	the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•	the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•	the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the Extension Amendment Proposal will be approved;

•

the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal or (2) satisfy Nasdaq continued listing requirements. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Q:	What vote is required to approve the Director Election Proposal?

A:

The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting, with respect to each nominee.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Director Election Proposal.

Q:	What vote is required to approve the Auditor Proposal?

A:

The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Auditor Proposal.

Q:	What vote is required to approve the Adjournment Proposal?

A:

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal?

A:

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Extension Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	If the Extension Amendment Proposal is approved, what happens next?

A:	We will continue our efforts to enter into and consummate an initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our officers and independent directors as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if the date by which we have to consummate a business combination is further extended at a duly called Annual Meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	What happens to the Company warrants if the Extension Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q:	What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A:

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The Company’s warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act covering the issuance of the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we did, prior to the 24-month anniversary of the effective date of the registration statement relating to our IPO, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest earning account until the earlier of consummation of our initial business combination or liquidation.

Q:	If I do not exercise my redemption rights in connection with the Extension Amendment, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares in connection with the Extension Amendment as described in this Proxy Statement, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:

You may change your vote by sending a later-dated, signed proxy card to the Company at Investcorp AI Acquisition Corp, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands, so that it is received prior to the Annual Meeting or by attending the Annual Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by the Company prior to the Annual Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name and you wish to change your vote, you must contact your broker, bank or other nominee. If your shares are held in street name and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the Annual Meeting should register for the meeting by May 5, 2025 (five business days prior to the date of the Annual Meeting). To register for the Annual Meeting, please follow the following instructions as applicable to the nature of your ownership of ordinary shares:

•

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the Annual Meeting online, go to https://www.cstproxy.com/investcorpaispac/2025 enter the control number included on your proxy card and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•

Beneficial shareholders (those whose shares are held through a stock brokerage account or by a bank or other holder of record) who wish to attend the Annual Meeting online and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted and what vote is required to approve each of the proposals?

A:	Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

The Extension Amendment Proposal must be approved as a special resolution under the Companies Act (As Revised) of the Cayman Islands and the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting, with respect to each nominee. The Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Island law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Accordingly, if a valid quorum is established, a shareholder’s failure to vote by proxy or to vote in person (including by virtual means) at the Annual Meeting, as well as abstentions and broker non-votes, which will not count as votes cast, will have no effect on the outcome of any vote on any of the proposals.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:

A quorum of our shareholders is necessary to hold a valid Annual Meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Annual Meeting are represented in person (including by virtual means) or by proxy. As of the record date for the Annual Meeting, the holders of at least 3,980,009 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (including by virtual means) at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Annual Meeting. In the absence of a quorum, the Annual Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine.

Q:	Who can vote at the Annual Meeting?

A:

Only holders of record of our ordinary shares at the close of business on Apil 28, 2025 are entitled to have their vote counted at the Annual Meeting and any adjournments thereof. On this record date, 7,944,130 ordinary shares (consisting of 7,944,129 Class A ordinary shares and 1 Class B ordinary shares) were outstanding and entitled to vote at the Annual Meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (our “transfer agent”), then you are a shareholder of record. As a shareholder of record, you may vote in person (including by virtual means) at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

A:

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual Meeting — Interests of our Sponsor, Directors and Officers.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal?

A:	Our shareholders do not have dissenters’ rights or appraisal rights in connection with the Extension Amendment Proposal under Cayman Islands law.

Q:	What do I need to do now?

A:

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes hereto, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Annual Meeting or by submitting a proxy for the Annual Meeting.

Whether or not you plan to attend the Annual Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:

Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. If you do not make an Election to redeem your public shares, you will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company,

1 State Street 30th Floor, New York, New York, 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your shares to our transfer agent (together with any applicable share certificates and redemption forms), either physically or electronically through DTC, at the address above prior to 5:00 p.m., Eastern Time, on May 8, 2025 (two business days prior to the date of Annual Meeting).

Q:	How do I withdraw my election to redeem my ordinary shares?

A:

If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “U.S. Federal Income Tax Considerations for Shareholders Making The Election.”

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. We have engaged Sodali to assist in the solicitation of proxies for the Annual Meeting. We have agreed to pay Sodali a fee of $10,000.00. We will also reimburse Sodali for reasonable out-of-pocket expenses and will indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Sodali & Co. 333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCA.info@investor.sodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April [ ], 2025, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on April [ ], 2025 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved and the Extension is implemented, we can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate an initial business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, we expect to seek shareholder approval of an initial business combination. We are required to offer shareholders the opportunity to redeem Class A ordinary shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve our initial business combination. Even if the Extension Amendment Proposal or our initial business combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of Class A ordinary shares on the open market. The price of Class A ordinary shares may be volatile, and there can be no assurance that shareholders will be able to dispose of Class A ordinary shares at favorable prices, or at all.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in SPACs such as us that could potentially cause us to be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

We have not entered into a definitive business combination agreement within 24 months after the effective date of the registration statement relating to our IPO. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest earning account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In the event the Extension Amendment Proposal is approved and effected, the ability of our public shareholders to exercise redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public shareholder may request that the Company redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our public shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Our Sponsor is “controlled” (as defined in 31 C.F.R. 800.208) by one or more foreign persons, such that our Sponsor’s involvement in any business combination may be a “covered transaction” (as defined in 31 C.F.R. 800.213). However, it is possible that non-U.S. persons could be involved in our business combination, or that a non-controlling member of our Sponsor may be considered to have “substantial ties” to a foreign person under CFIUS, which may increase the risk that our business combination becomes subject to regulatory review, including a potential mandatory or voluntary review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. Therefore, we risk CFIUS intervention in connection with a business combination. Further, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to May 12, 2025 or the Extended Date.

If we are not able to consummate a business combination by May 12, 2025 or the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. Finally, the Company’s public shareholders will not receive the benefit of any price appreciation of our public shares that might result from a business combination with a target company.

Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Nasdaq Listing Rule 5815, which was amended effective October 7, 2024, provides for the immediate suspension and delisting upon issuance of a listing determination letter for failure to meet the requirement in Nasdaq Listing Rule IM 5101-2(b), curtailing the ability of the Nasdaq hearings panel to give special purpose acquisition companies more time to complete an initial business combination beyond 36 months. Nasdaq Listing Rule IM 5101-2(b) requires a SPAC such as us to complete its initial business combination within 36 months of the effectiveness of its IPO registration statement, which, in our case, is May 12, 2025. The delisting of our securities by Nasdaq could adversely affect the trading market for our securities, as price quotations may not be as readily obtainable, which would likely have a material adverse effect on the market price of our securities and the Company’s ability to raise additional capital.

If Nasdaq delists our securities, we intend to apply to have our securities listed on an over-the-counter market. In this over-the-counter market, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our ordinary shares are a “penny stock” which will require brokers trading in our ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	our ability to complete an initial business combination with a target company contemplating a Nasdaq listing, including the initial business combination;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

As stated above, our ordinary shares may be subject to the regulations of the SEC relating to the market for “penny stocks.” The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or authorized for quotation on certain automated quotation systems, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, before a transaction in a penny stock not otherwise exempt from those rules, to deliver a standardized risk disclosure document containing specified information. In addition, the penny stock rules require that before effecting any transaction in a penny stock not otherwise exempt from those rules, a broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive (i) the purchaser’s written acknowledgment of the receipt of a risk disclosure statement; (ii) a written agreement to transactions involving penny stocks; and (iii) a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our ordinary shares, and therefore shareholders may have difficulty selling their shares.

Additionally, The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or pre-empts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Although the states are pre-empted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. If our securities are no longer listed on Nasdaq, our securities are no longer be considered to be “covered securities” under the National Securities Markets Improvement Act of 1996, and we would be subject to regulation in each state in which we offer our securities, including in connection with our initial business combination, which may make more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent our registration in the state where such securityholder lives. To date we have not registered our securities in any State, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On May 12, 2022, we consummated our IPO of 25,875,000 units (the “units”), with each unit consisting of one Class A ordinary share, par value $0.0001 per share, which we refer to (together with any shares issued in exchange thereof) as the “public shares,” and one-half of one redeemable warrant, generating gross proceeds of $258.7 million.

Simultaneously with the closing of our IPO, we completed the private placement of 14,400,000 private placement warrants, at a purchase price of $1.00 per private placement warrant, to our Sponsor, and in connection with the underwriter’s exercise of their overallotment option, we consummated the sale of an additional 1,687,500 private placement warrants, generating gross proceeds to us of $16.1 million. The private placement warrants are identical to the warrants sold as part of the units in our IPO except that, so long as they are held by our Sponsor or its permitted transferees, they (1) may be exercised for cash or on a cashless basis, (2) are not subject to being called for redemption (except in certain circumstances when the public warrants are called for redemption and a certain price per public share threshold is met), (3) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the our initial business combination and (4) they (including the ordinary shares issuable upon exercise thereof) are entitled to registration rights.

Of the gross proceeds received from our IPO and the sale of the private placement warrants, $266,512,500 was deposited in the Trust Account.

On August 11, 2023, the Company held an extraordinary general meeting of shareholders (the “2023 Meeting”), at which the Company’s shareholders approved proposals to extend the date by which the Company must complete its business combination from August 12, 2023 to August 12, 2024, and to remove a redemption limitation that would prevent the Company from redeeming public shares to the extent that such redemption would cause the Company’s net tangible assets to be less than US$5,000,001. In connection with the extension approved at the 2023 Meeting, the Sponsor contributed (each such contribution, a “Contribution”) into the Company’s Trust Account the lessor or (x) an aggregate of $100,000 or (y) $0.025 per share for each Class A ordinary share included as a part of the units sold in the Company’s initial public offering (including any shares issued in exchange thereof) that were not redeemed at the Extraordinary General Meeting for each monthly period (commencing on August12, 2023 and ending on the 12th day of each subsequent month, each, an extension period), or portion thereof, until August 12, 2024. In connection with the 2023 Meeting, the holders of 16,085,554 Class A ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $10.74 per share, for an aggregate redemption amount of approximately $172,774,717. Following the redemption, the Company had a total of 9,789,446 shares of Class A ordinary shares outstanding.

On August 12, 2024, the Company held an extraordinary general meeting (the “2024 Meeting”) and approved a proposal, by special resolution, to amend the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination for an additional nine months from August 12, 2024 to May 12, 2025. In connection with the vote to extend the date by which the Company has to consummate a business combination, the holders of 8,314,066 Class A Ordinary shares properly exercised their rights to redeem their shares for cash at a redemption price of approximately $11.40 per share, for an aggregate redemption amount of approximately $95,447,584. Following the redemption, the Company had a total of 1,475,380 shares of Class A ordinary shares outstanding. Lastly, in connection with the 2024 Meeting, the Company agreed to waive its right under its amended and restated memorandum and articles of association to withdraw up to $100,000 of the interest earned on the funds held in the Trust Account established in connection with the Company’s IPO to pay dissolution expenses in the event of the liquidation of the Trust Account. Since our IPO, our sole business activity has been identifying and evaluating suitable acquisition transaction candidates.

On October 15, 2024, the Company held an extraordinary general meeting of shareholders solely with respect to voting on the proposal to change the Company’s name from Investcorp India Acquisition Corp to Investcorp AI Acquisition Corp.

The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of [●], 2025, funds held in the Trust Account totaled approximately $[●], and were held in U.S. Treasury Bills with a maturity of 185 days or less and in money market funds which invest in U.S. Treasury securities. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest earning account until the earlier of consummation of our initial business combination or liquidation. As a result, following such liquidation, we receive minimal interest, if any, on the funds held in the Trust Account, which reduces the dollar amount our public shareholders would receive upon any redemption of public shares or liquidation of the Company.

Our Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, director or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Annual Meeting—Interests of our Sponsor, Directors and Officers.”

On the record date of the Annual Meeting, there were 7,944,130 ordinary shares outstanding, of which 1,475,380 were public shares and 6,468,750 were founder shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds 6,468,750 founder shares, and our officers and independent directors, who hold the remaining founder shares, that they intend to vote in favor of the Proposals.

Our principal executive offices are located at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands and our telephone number is (345) 949-5122.

THE EXTENSION AMENDMENT PROPOSAL

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate an initial business combination, which our Board believes is in the best interest of the Company. The Articles currently provide that we have until May 12, 2025 to consummate our initial business combination. In order for us to consider, negotiate and enter into a definitive agreement relating to a business combination, for our shareholders to be able to evaluate the potential business combination and for us to be able to consummate such business combination, we will need to obtain the Extension in order to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to consummate such business combination, and (3) redeem all the public shares, from May 12, 2025 to the Extended Date.

A copy of the proposed amendment to the Articles of the Company is attached to this Proxy Statement under the resolution in Annex A.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before May 12, 2025, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The purpose of the Extension Amendment is to allow us more time to enter into and consummate a business combination. The Articles currently provide that we have until May 12, 2025 to consummate our initial business combination (the “Combination Period”).

Our Board has determined that it is in the best interests of the Company to seek an extension of such date and have our shareholders approve the Extension Amendment Proposal to allow for additional time to consider, negotiate and enter into a definitive agreement relating to our initial business combination, to hold an Annual Meeting to obtain the shareholder approvals required in connection with a business combination and to consummate the closing of a business combination. Without the Extension, if we are unable to complete a business combination on or before May 12, 2025, we would be precluded from completing our initial business combination and would be forced to liquidate.

Our Board currently believes that it is improbable that we will be able to negotiate and complete our initial business combination before May 12, 2025. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Amendment Proposal is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendment to our Articles that is set forth under the resolution in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[●] that was in the Trust Account as of [●], 2025. In such event, we may need to obtain additional funds to consummate our initial business combination, and there can be no assurance that such funds will be available on acceptable terms or at all.

If the Extension Amendment Proposal is approved but we do not consummate our initial business combination by the Extended Date (or, if the date by which we have to consummate a business combination is further extended at a duly called Annual Meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Redemption Rights

Each of our public shareholders may submit an Election to, subject to the approval of the Extension Amendment Proposal and the implementation of the Extension, redeem all or a portion of its, his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON MAY 8, 2025 (TWO BUSINESS DAYS BEFORE THE ANNUAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET 30TH FLOOR, NEW YORK, NEW YORK, 10004, ATTN: SPAC REDEMPTION TEAM, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), WHICH ELECTION WOULD LIKELY BE DETERMINED BASED ON THE MANNER IN WHICH YOU HOLD YOUR SHARES. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not such shareholder is a record holder or its, his or her shares are held in “street name,” by contacting our transfer agent or the shareholder’s broker and requesting delivery of its, his or her shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. Our transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from our transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decisions than those shareholders that tender their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Annual Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its, his or her shares and decides prior to the vote at the Annual Meeting that it, he or she does not want to redeem such shares, the shareholder may withdraw the tender. If you tender your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, such shares will not be redeemed and will be returned (along with any applicable share certificates) to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. Our transfer agent will hold any share certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. Based upon the amount in the Trust Account as of [●], 2025, which was approximately $[●], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Annual Meeting. The closing price of the public shares on Nasdaq on [●], 2025, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[●]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Annual Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the effectiveness of the Extension Amendment.

For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “U.S. Federal Income Tax Considerations for Shareholders Making The Election.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS MAKING

THE ELECTION

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make the Election if the Extension is implemented. This discussion applies only to public shares that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to a particular holder in light of their particular circumstances or status, including:

•	our Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted share unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•

partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that hold public shares through such a partnership or pass-through entity;

•	persons that hold public shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•	persons whose functional currency is not the U.S. dollar;

•	controlled foreign corporations;

•	passive foreign investment companies; or

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could adversely affect the accuracy of the statements in this discussion. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, an alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought, and do not intend to seek, any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds public shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any public shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Election to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of public shares who or that is, for U.S. federal income tax purposes:

1	an individual citizen or resident of the United States,

2.

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Redemption of Public Shares

Subject to the passive foreign investment company (“PFIC”) considerations discussed below under “—PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s public shares pursuant to the Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of public shares under Section 302 of the Code, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “—Taxation of Distributions.”

The redemption of public shares will generally qualify as a sale of the public shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the relevant entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the public shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of public shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the relevant entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of public shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “—Taxation of Distributions.”

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) public shares are readily tradable on an established securities market in the United States or (ii) public shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2023 it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution.

Moreover, it is unclear whether redemption rights with respect to the public shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to public shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the public shares and will be treated as described below under the section entitled “—Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed public shares will be added to the U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Public Shares

Subject to the PFIC rules discussed below under “—PFIC Considerations,” if the redemption of a U.S. Holder’s public shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in the public shares redeemed. A U.S. Holder’s adjusted tax basis in its ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the U.S. Holder’s initial basis for the public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the public shares described in this Proxy Statement may prevent the holding period of the public shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of public shares (public shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

We believe it is likely that we were a PFIC for our prior taxable year December 31, 2024. Our PFIC status for our current taxable year ending December 31, 2025, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for public shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) public shares (“QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•

any gain recognized by the U.S. Holder on the sale or other disposition of its public shares, which would include a redemption of public shares if such redemption is treated as a sale under the rules discussed above; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such public shares), which may include a redemption of public shares if such redemption is treated as a distribution under the rules discussed above.

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its public shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF PUBLIC SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate U.S. Holder that:

•	fails to provide an accurate taxpayer identification number;

•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•	in certain circumstances, fails to comply with applicable certification requirements.

Backup withholding is not an additional tax. Amounts withheld under these rules may be credited against the U.S. Holder’s federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS any furnishing any required information.

AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY HOLDER. WE URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN THE CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

THE ANNUAL MEETING

Date, Time and Place. The Annual Meeting will be held at 1:00 p.m. E.S.T. on May 12, 2025 at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002, or at such other time, on such other date and at such other place to which the Meeting may be adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the Meeting virtually, you will be permitted to attend the Annual Meeting in person at the offices of Winston & Strawn LLP. You will be able to attend the Annual Meeting online, vote, participate and , submit questions during the Meeting and vote your shares electronically by visiting https://www.cstproxy.com/investcorpaispac/2025. The accompanying proxy statement (the “Proxy Statement”) is dated April [●], 2025 and is first being mailed to shareholders of the Company on or about [●], 2025. The sole purpose of the Annual Meeting is to consider and vote upon the following proposals described in this Proxy Statement.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned the ordinary shares at the close of business on April 28, 2025, the record date for the Annual Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting, with respect to each nominee. The Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

On the record date of the Annual Meeting, there were 7,994,130 ordinary shares outstanding, of which 1,475,380 were public shares and 6,468,750 were founder shares. The founder shares carry voting rights in connection with the Proposals, and we have been informed by our Sponsor, which holds 6,468,750 founder shares, and our officers and independent directors, who hold the remaining founder shares, that they intend to vote in favor of the Proposals.

If you do not want the Extension Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming public shareholders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal.

Broker “non-votes” and abstentions will have no effect with respect to the approval of the Proposals.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our Board on the proposals to approve the Extension Amendment Proposal being presented to shareholders at the Annual Meeting. We have engaged Sodali to assist in the solicitation of proxies for the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Annual Meeting. You may contact Sodali at:

Sodali & Co. 333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCA.info@investor.sodali.com

Required Vote

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

The approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting, with respect to each nominee.

The approval of the Auditor Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, as contemplated in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per-share distribution from the Trust Account, if we liquidate, will not be less than $10.20 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase public shares or warrants in privately negotiated transactions or in the open market either prior to or following the completion of our initial business combination. Additionally, subject to applicable securities laws (including with respect to material nonpublic information), our Sponsor, directors, officers, advisors or any of their respective affiliates may enter into transactions with investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of our initial business combination or not redeem their public shares. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds held in the Trust Account will be used to purchase public shares or warrants in such transactions. If they engage in such transactions, they will be restricted from making any such purchases when they are in possession of any material nonpublic information not disclosed to the seller or if such purchases are prohibited by Regulation M under the Exchange Act. We do not currently anticipate that such purchases, if any, would constitute a tender offer subject to the tender offer rules under the Exchange Act or a going-private transaction subject to the going-private rules under the Exchange Act; however, if the purchasers determine at the time of any such purchases that the purchases are subject to such rules, the purchasers will comply with such rules. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements.

Additionally, in the event our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders such purchases would be structured in compliance with the requirements of Rule 14e-5 under the Exchange Act including, in pertinent part, through adherence to the following:

•

our registration statement/proxy statement filed for our business combination transaction would disclose the possibility that our Sponsor, directors, officers, advisors or any of their respective affiliates may purchase shares, rights or warrants from public shareholders outside the redemption process, along with the purpose of such purchases;

•

if our Sponsor, directors, officers, advisors or any of their respective affiliates were to purchase shares or warrants from public shareholders, they would do so at a price no higher than the price offered through our redemption process;

•

our registration statement/proxy statement filed for our business combination transaction would include a representation that any of our securities purchased by our Sponsor, directors, officers, advisors or any of their respective affiliates would not be voted in favor of approving the business combination transaction;

•

our Sponsor, directors, officers, advisors or any of their respective affiliates would not possess any redemption rights with respect to our securities or, if they do acquire and possess redemption rights, they would waive such rights; and

•	we would disclose in a Form 8-K, before our security holder meeting to approve the business combination transaction, the following material items:

•	the amount of our securities purchased outside of the redemption offer by our Sponsor, directors, officers, advisors or any of their respective affiliates, along with the purchase price;

•	the purpose of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates;

•	the impact, if any, of the purchases by our Sponsor, directors, officers, advisors or any of their respective affiliates on the likelihood that the business combination transaction will be approved;

•

the identities of our security holders who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of our security holders (e.g., 5% security holders) who sold to our Sponsor, directors, officers, advisors or any of their respective affiliates; and

•	the number of our securities for which we have received redemption requests pursuant to our redemption offer.

The purpose of any such transaction could be to (1) increase the likelihood of obtaining shareholder approval of the Extension Amendment Proposal, (2) increase the likelihood of obtaining shareholder approval of the business combination, (3) reduce the number of public warrants outstanding and/or increase the likelihood of approval on any matters submitted to the public warrant holders for approval in connection with our initial business combination or (4) satisfy a closing condition in an agreement with a target that requires us to have a minimum net worth or a certain amount of cash at the closing of our initial business combination, where it appears that such requirement would otherwise not be met. Any such purchases of our securities may result in the completion of our initial business combination that may not otherwise have been possible. In addition, if such purchases are made, the public “float” of our securities may be reduced and the number of beneficial holders of our securities may be reduced, which may make it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by May 12, 2025, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to consummate a business combination is further extended at a duly called Annual Meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes, if any, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor and our officers and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to consummate our initial business combination within the required period.

•

In addition, simultaneously with the closing of our IPO, we sold an aggregate of 14,400,000 private placement warrants at a price of $1.00 per warrant in private placement transactions to our Sponsor. The private placement warrants are each exercisable for one Class A ordinary share at $11.50 per share. If we do not consummate our initial business combination by May 12, 2025, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if the date by which we have to consummate a business combination is further extended at a duly called Annual Meeting, such later date), then the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future, if they continue as directors and officers following such initial business combination, our directors and executive officers will receive any cash fees, share options or share awards that a post-business combination Board of directors determines to pay to its directors and officers.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below the lesser of (i)

$10.20 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.20 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations, provided that such liability will not apply to any claims by a third party or prospective target business that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under our indemnity of the underwriter of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Articles currently provide that we have until May 12, 2025 to consummate our initial business combination. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our public shares if we do not consummate our initial business combination before May 12, 2025, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes, if any, divided by the number of then-outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

We believe that it is in the best interests of the Company to extend the date that we have to consummate a business combination to the Extended Date in order to allow us to enter into an initial business combination, our shareholders to then evaluate the initial business combination and for us to be able to consummate the initial business combination.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

THE DIRECTOR ELECTION PROPOSAL

Our Board currently consists of seven directors and is divided into three classes, with staggered three-year terms, pursuant to our Articles. Directors in Class I will stand for election at the Annual Meeting. The terms of office of directors in class II (“Class II”) and class III (“Class III”) expire at our Annual Meetings to be held in 2026 and 2027, respectively. At the recommendation of our Nominating and Corporate Governance Committee, our Board proposes that each of the Class I Directors named below be elected as a Class I Director for a three-year term expiring at our 2028 Annual Meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.

Shares represented by proxies will be voted “FOR” the election of each of the Class I Directors named below, unless the proxy is marked to withhold authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than two directors. Shareholders may not cumulate votes for the election of directors.

Nominees to Our Board

The nominees and their ages, occupations and lengths of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Rishi Kapoor	58	Director Chair and Director Nominee	2021
Kunal Bahl (1)(2)	41	Director and Director Nominee	2021

(1)	Member of the Nominating and Corporate Governance Committee
(2)	Member of the Compensation Committee

Rishi Kapoor has served on our Board of directors since March 10, 2021. Mr. Kapoor has served as Vice Chairman at Investcorp since 2025 and previously served as the Co-Chief Executive Officer at Investcorp from 2015 to 2024. He oversees the Firm’s private equity businesses in North America and India, as well as the real estate, credit management, absolute returns and strategic capital businesses globally. He has held several leadership positions at Investcorp, including Senior Internal Auditor, Head of Applications Development, Head of Business Analysis, Planning and Reporting and Head of Financial Management. He was Investcorp’s Chief Financial Officer until 2015. He joined Investcorp in 1992 from Citicorp, where he spent four years as a project manager in Citicorp’s systems consulting subsidiary for global financial institutions. He holds a B. Tech in Electrical and Computer Engineering from the Indian Institute of Technology in Kanpur, India, and an MBA from Duke University. Mr. Kapoor is a member of Duke University’s Middle East regional advisory Board. He is also a member of the Board of Directors for National Bank of Bahrain, Gulf Air Group, Bahrain Airport Company and Gulf Aviation Academy and previously served as a director of Mercury Capital Advisors from January 2020 to January 2023. In 2019, Mr. Kapoor was recognized by Forbes Middle East as one of the top 10 Indian executives making an impact in the Middle East, and Top CEO Middle East recognized Mr. Kapoor as one of the top CEOs in the GCC financial services and investment sector. Mr. Kapoor is well qualified to serve on our Board due to his extensive experience in investment and mergers and acquisitions experience in North America and India.

Kunal Bahl has served on our Board of directors since May 2022. Mr. Bahl is the CEO and Co-founder of Snapdeal.com – India’s leading, value e-commerce marketplace. The company has raised capital from leading global investors such as Softbank, Temasek, Blackrock, Mr. Ratan Tata, Premji Invest, among others. Mr. Bahl is also an active early-stage investor through Titan Capital, having invested in 150+ technology companies in India,

US and South East Asia, across consumer internet, fintech, direct to consumer brands, AI and deep-tech. Some of his notable investments include Ola Cabs, Razorpay, Urban Company, Shadowfax, Mamaearth, among others. Previously, he has also worked with companies such as Deloitte Consulting and Microsoft in the U.S. Mr. Bahl is an engineer from the University of Pennsylvania and holds a business degree from The Wharton School, where he was part of the prestigious Management & Technology program. He has also been serving on the Board of Governors of Indian Council for Research on International Economic Relations (ICRIER), a leading economic think-tank based in New Delhi, since 2015. He is also a NASSCOM Executive Committee since 2019. He is the current Chairman of CII National Committee. He serves as an Independent Director on the Board of Piramal Enterprises Limited, a leading publicly listed India pharma and financial services conglomerate. He is also a part of the National Startup Advisory Council, a government constituted group to advise on promoting the Indian startup ecosystem. He has been the recipient of various awards including Ernst & Young Entrepreneur of the Year (Startup) (2014), Fortune Global 40 under 40 (2014), The Economic Times Entrepreneur of the Year (2015), The Joseph Wharton Award for Young Leadership (2018), and The Economic Times Comeback Award (2019), among others. Mr. Bahl is well qualified to serve on our Board due to his extensive experience in the technology industry and investment experience in North America, India and South East Asia.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages, occupations and lengths of service on our Board as of the date of this Proxy Statement are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Name	Age	Position	Director Since
Class II Directors:
Girish Vanvari(1)	52	Director	2022
Ashwini Asokan(1)(2)(3)	44	Director	2022

Class III Directors:
Manpreet Singh(1)(2)(3)	42	Director	2022
Nikhil Kalghatgi	41	Director and Principal Executive Officer	2021
Dean Clinton	55	Director and Principal Financial Officer	2021

(1)	Member of our Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of the Nominating and Corporate Governance Committee

Nikhil Kalghatgi, our Principal Executive Officer and Director, has been the Head of Alternative Investments at S.P. Hinduja Banque Privee since 2020. He was previously a Partner at CoVenture primarily investing in high-yield asset-backed credit opportunities and creating quantitative trading strategies. CoVenture’s investment areas primarily included fintech, special situations and emerging assets. Mr. Kalghatgi was also a founding Partner at CoVenture Crypto, a multi-strategy cryptocurrency asset management firm backed by SBI Holdings, with a quantitative trading fund, smart-beta fund and venture capital investments. Prior to this, he was a Partner at Vast Ventures, investing in early-stage and late-stage companies. He has invested across technology including space exploration, consumer, healthcare, software, and transportation. He has also previously been a Principal at Softbank, founder of Partner 6, investing in large-cap, value-based strategies, and joined the founding team of Localytics building mobile analytics. He also spent several years in the military intelligence sector at the MITRE Corporation. Mr. Kalghatgi holds a Bachelor of Science and a master’s degree in engineering from Tufts University and an MBA from Harvard Business School. Mr. Kalghatgi is well qualified to serve on our Board due to his extensive experience in investment and mergers and acquisitions.

Dean Clinton, our Principal Financial Officer and Director, has served as the Head of Operations for Investcorp since September 2024. He previously served as Cayman Islands Country Officer from August 2020 to September

2024, is the Cayman Islands Country Officer overseeing activities specific to Investcorp’s Cayman Islands operations. Mr. Clinton has been with Investcorp for more than 10 years having joined the Company in 2010. Prior to his current role, he was based in Bahrain as the Head of Operations for Investcorp’s hedge funds line of business. Prior to his tenure with Investcorp, Mr. Clinton worked within fund administration for Fortis Prime Fund Solutions as the Head of Operations for their Europe region, Mr. Clinton holds an Honours Bachelor of Accounting Science degree from the University of South Africa and is a member of the South African Institute of Chartered Accountants.

Girish Vanvari has served on our Board of directors since May 2022. Mr. Vanvari is the Founder of Transaction Square LLP – a tax, regulatory and business advisory firm in India — where he has worked since 2018. He has over 27 years of consulting experience across multiple leading firms. He previously worked over 13 years with KPMG where he was the National Leader for Tax in his last serving role and also part of the India Leadership Team at KPMG. In his role, he interacted extensively with business owners and leaders across sectors in India and overseas. Prior to KPMG, he was at Arthur Andersen for over a decade. He has worked with many large multinationals and Indian promoter companies across many sectors advising them on various business, tax and regulatory issues. Mr. Vanvwari holds a Chartered Accountancy degree in India and a Bachelor’s degree from Narsee Monjee College of Commerce and Economics. Mr. Vanvari is well qualified to serve on our Board due to his extensive experience in financial, tax and regulatory work.

Ashwini Asokan has served on our Board of directors since May 2022. Ms. Asokan is the CEO and Co-founder of Mad Street Den (MSD) — one of the world’s foremost AI startups ushering in an era of AI-native and AI-first businesses around the globe. The company’s horizontal AI platform, Blox, is helping some of the world’s largest businesses across retail, healthcare, media, and finance industries to meaningfully adopt AI in their day-to-day operations. Ms. Asokan is known for her work in building some of the world’s top AI talent. She is also an active early-stage investor with investments spanning deep tech, SaaS, life sciences and women-led businesses, besides also investing in early-stage VC funds. Ms. Asokan holds several patents across disciplines and a range of awards, including Fortune’s 40 under 40 and Forbes women in power 2021. A graduate of Carnegie Mellon University, Ms. Asokan’s work over the last two decades sits at the intersection of Artificial Intelligence, Product Design and human-centric systems and processes. She has spent much of her career working on bringing AI from the Science and Tech labs of the world, applied meaningfully and made accessible to people across the globe. Prior to starting her own company, Ms. Asokan led Mobile Innovation efforts as part of Intel Labs in California, driving research and development of AI & mobile products.

Manpreet Singh has served on our Board of directors since May 2022. Mr. Singh, CFA, is the founder and Chief Investment Officer of Singh Capital Partners (SCP), a multifamily office that directs investments into venture capital, private equity, and real estate. SCP invests capital on behalf of Fortune 500 CXOs, unicorn founders, and operators and has executed investments in North America, Europe, and Asia. Mr. Singh has made over 50 private investments over the last decade including Baazarvoice, Alibaba, Uber, Spotify, Duo, PayTM, Impossible Foods, Cohesity, DocSend, SoFi, Carta, SpaceX, MindBody, Robinhood, and Postmates. Prior to starting SCP, Mr. Singh was the Co-Founder and President of TalkLocal, a venture backed local services marketplace that serviced customers in 49 states and placed over 2 million calls to contractors. Prior to TalkLocal, Mr. Singh was the longest tenured employee at Profit Investment Management (PIM), a DC-based firm where he helped to grow assets under management from $20 million to over $2 billion through various roles in trading, marketing, research, investing, and operations. He was eventually responsible for managing over $1 billion invested across technology companies globally while at the firm. Mr. Singh serves on the Boards of Acquco, US Inspect, Snowball Industries, Embrace Software, Shukr Investments, TalkLocal, the Suburban Hospital Foundation, and the Dingman Center at the Smith School of Business. Mr. Singh received his MBA from the Wharton School of Business in Entrepreneurship, Finance, and Real Estate. He also holds a B.S. in Finance with a citation in Entrepreneurship from the University of Maryland, College Park, and is a CFA charterholder.

Committees of the Board of Directors

We have three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee, each comprised of independent directors. Each committee will operate under a charter that will be approved by our Board and will have the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We established an audit committee of the Board of directors, which consists of three members. Mr. Vanvari, Ms. Asokan and Mr. Singh serve on the audit committee and Mr. Singh serves as chair.

Each member of the audit committee is or will be financially literate and our Board of directors has determined that Mr. Singh qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We adopted an audit committee charter, which details the purpose and principal functions of the audit committee, including:

•

assisting Board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence and (4) the performance of our internal audit function and independent auditors;

•	the appointment, compensation, retention, replacement and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent auditors;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality- control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•

meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We established a compensation committee of the Board of directors, which consists of three members. Mr. Bahl, Ms. Asokan and Mr. Singh serve on the compensation committee and Mr. Bahl serves as chair of the compensation committee. We adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•

reviewing and making recommendations to our Board of directors with respect to the compensation and any incentive-compensation and equity-based plans that are subject to Board approval of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We established a nominating and corporate governance committee of the Board of directors, which consists of three members. Mr. Bahl, Ms. Asokan and Mr. Singh serve on the nominating and corporate governance committee and Mr. Bahl serves as chair of the nominating and corporate governance committee. We adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•

identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending to the Board of directors candidates for nomination for appointment at the annual general meeting or to fill vacancies on the Board of directors;

•	developing and recommending to the Board of directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the Board of directors, its committees, individual directors and management in the governance of the Company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in their sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees. We filed a copy of our form of Code of Ethics as an exhibit to the registration statement. You are able to review these documents by accessing our public filings at the SEC’s website at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. See “Where You Can Find Additional Information.” We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics on our website.

Communications with the Board of Directors

Any stockholder or other interested party who wishes to communicate directly with the Board or any of its members may do so by writing to: Board of Directors, c/o Investcorp AI Acquisition Corp. Century Yard, Cricket Square, Elgin Avenue, PO Box 1111, Cayman Islands KY1-1102, Attn: Corporate Secretary. The mailing envelope should clearly indicate whether the communication is intended for the Board as a group, the non-management directors or a specific director.

Insider Trading Policy
Our insider trading policy, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards, (1) governs the purchase, sale and/or other disposition of the Company’s securities by directors, officers, employees of the Company and the Company itself, and (2) prohibits our directors and certain employees, including all of our executive officers, from engaging in hedging transactions with respect to our securities, including entering into options, warrants, puts, calls or similar instruments or selling our securities short.
Executive Compensation
None of our officers or directors have received or, prior to our initial business combination, will receive any cash compensation for services rendered to us. Commencing on the date that our securities are first listed on the Nasdaq through the earlier of consummation of our Initial Business Combination and our liquidation, we will reimburse our Sponsor for office space, utilities and secretarial and administrative services provided to us in the amount of $10,000 per month. In addition, our Sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket
expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Initial Business Combinations. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or any of their affiliates.
After the completion of our Initial Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other compensation from the combined company. Additionally, certain directors may receive additional compensation in the form of equity interests of the Sponsor for their services. All compensation will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed Initial Business Combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our officers after the completion of our Initial Business Combination will be determined by a compensation committee constituted solely by independent directors.
We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment. The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, and we do not believe that the ability of our management to remain with us after the completion of our Initial Business Combination should be a determining factor in our decision to proceed with any potential Initial Business Combination.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that Mr. Kapoor, be, and hereby is, elected as a Class I Director for a term to expire at the 2028 annual general meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.”

“RESOLVED, as an ordinary resolution, that Mr. Bahl, be, and hereby is, elected as a Class I Director for a term to expire at the 2028 annual general meeting or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.”

Vote Required for Approval

Pursuant to the Company’s Articles, to be elected, a nominee must receive a simple majority of votes cast by or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Recommendation of the Board

Our Board recommends a vote “FOR ALL” the Class I Directors set forth in this Director Election Proposal.

THE AUDITOR PROPOSAL

Appointment of CBIZ

Our Audit Committee has selected CBIZ as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2025 and recommends that our shareholders vote for the ratification of such selection. Although the ratification of the selection of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025 is not required by law or our governing documents, the Audit Committee believes that it is a matter of good corporate governance to seek shareholder ratification of the appointment of CBIZ. Even if the appointment of CBIZ is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

Independent Registered Public Accounting Firm Fees and Services

The following table presents fees for audit services rendered by CBIZ for the audit of the Company’s audited financial statements for 2024 and 2023, and fees billed for other services rendered by CBIZ.

	Fiscal Year Ended December 31,
	2024	2023
Audit Fees (1)	$126,175	$121,923
Audit-Related Fees (2)	$—	$—
Tax Fees (3)	$13,905	$12,875
All Other Fees (4)	—	$—

Total	$140,080	$134,798

(1)

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.
(4)	All Other Fees. All other fees consist of fees billed for all other services.

Auditor Independence. The Audit Committee has considered the non-audit services provided by CBIZ and determined that the provision of such services had no effect on CBIZ’s independence from Rubicon.

Audit Committee Pre-Approval Policy and Procedures

The Audit Committee must review and pre-approve all audit and non-audit services provided by our independent registered public accounting firm and has adopted a pre-approval policy (“Pre-Approval Policy”). In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.

Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board (“PCAOB”)’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the appointment of CBIZ as the Company’s independent auditor for the year ended December 31, 2025 be ratified, confirmed and adopted in all respects.”

Vote Required for Approval

The Auditor Proposal shall be approved by the affirmative vote of the holders of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting.

Recommendation of the Board

Our Board recommends a vote “FOR” approval of this Auditor Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our chairman to adjourn the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the Extension Amendment Proposal. In no event will our chairman adjourn the Annual Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our chairman may not be able to adjourn the Annual Meeting to a later date or dates to permit further solicitation and vote of proxies or if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Annual Meeting to a later date or dates to be determined by the chairman of the Annual Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the votes cast by, or on behalf of, the holders of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Annual Meeting, vote at the Annual Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Annual Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of April 7, 2025, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our Class A ordinary shares or Class B ordinary shares;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these warrants are not exercisable within 60 days of April 7, 2025.

The percentages in the following table assume that there are 7,944,130 ordinary shares issued and outstanding, of which 7,944,129 are Class A ordinary shares and 1 is a Class B ordinary share.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Ordinary Shares
ICE I Holdings Pte. Ltd. (our sponsor)(3)	6,468,750	83.69%
Nikhil Kalghatgi	—	—
Dean Clinton	—	—
Rishi Kapoor	—	—
Kunal Bahl	—	—
Girish Vanvari	—	—
Ashwini Asokan	—	—
Manpreet Singh	—	—
All directors and officers as a group (seven individuals)	—	—
5% Holders
Mizuho Financial Group, Inc. (4)	403,522	5.07%

(1)

Unless otherwise noted, the business address of each of the beneficial owners named in the table below is Century Yard, Cricket Square, Elgin Avenue, PO Box 1111, George Town Grand Cayman, Cayman Islands KY1-1102.

(2)	Interests shown consist solely of founder shares.
(3)

ICE I Holdings Pte. Ltd. is the record holder of the shares reported herein. Our sponsor is governed by a Board of directors consisting of Ayman Al Arrayad and Yongky Oktavianto. Yongky Oktavianto is responsible for day-to-day management of ICE I Holdings Pte. Ltd. Yongky Oktavianto has voting and investment discretion for and on behalf of ICE I Holdings Pte. Ltd. with respect to the ordinary shares held of record by ICE I Holdings Pte. Ltd.

(4)

According to a Schedule 13G filed on February 2, 2025, Mizuho Financial Group, Inc. acquired 403,522 Class A ordinary shares. The business address for the reporting person is 1-5-5, Otemachi, Chiyoda-ku, Tokyo, 100-8176, Japan.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

On March 12, 2021, our Sponsor purchased 7,187,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.0035 per share. In March 2022, our Sponsor surrendered, for no consideration, 718,750 Founder Shares, resulting in our Sponsor holding 6,468,750 Founder Shares for an aggregate purchase price of $25,000 or approximately $0.0039 per share. Prior to the initial investment in the Company of $25,000 by our Sponsor, the Company had no assets, tangible or intangible. The number of Founder Shares issued was determined based on the expectation that such Founder Shares would represent approximately 20% of the outstanding shares upon completion of the Initial Public Offering.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of an Initial Business Combination or (B) the date on which the Company completes a liquidation, merger, share capital exchange or similar transaction that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after the Initial Business Combination, the Founder Shares will be released from the lock-up.

On August 12, 2024, our Sponsor elected to convert 6,468,749 Founder Shares into Class A ordinary shares, on a one-to-one basis, pursuant to the terms of the Articles of the Company. Our Sponsor currently holds one (1) Class B ordinary share.

Private Placement

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 14,400,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating gross proceeds of $14,400,000. In connection with the underwriter’s exercise of their over-allotment option, the Company also consummated the sale of an additional 1,687,500 Private Placement Warrants at $1.00 per Private Placement Warrant generating total proceeds of $1,687,500. Each whole warrant is exercisable to purchase one ordinary share at $11.50 per share, subject to adjustment as described in our Registration Statement. If the Company does not complete an Initial Business Combination, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

Service Arrangements

On May 9, 2022, we entered into an administrative services agreement with our Sponsor, pursuant to which the Sponsor agreed to make available to the Company certain general and administrative services, including office space, utilities and administrative services, as the Company may require from time to time. The Company has agreed to pay to the affiliate of the Sponsor $10,000 per month for such administrative services. For the year ended December 31, 2024 and 2023, the Company incurred $90,000 and $120,000, respectively, and paid $0 in such fees for both years.

Conflicts of Interest

Certain of our officers and directors presently have, and any of them in the future may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present business combination opportunities to such entity. Accordingly, in the future, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such opportunity to such entity. We do not believe, however, that any fiduciary duties or contractual obligations of our officers arising in the future would materially undermine our ability to complete our Initial Business Combination.

Promissory Note

On August 9, 2023, the Sponsor agreed to loan the Company an aggregate of up to $1,200,000 to cover expenses related to the Monthly Extension Payments (the “2023 Notes”). On August 12, 2024, the 2023 Notes were amended to increase the maximum aggregate amount for the Monthly Extension Payments to $1,650,000. The first draw was made on the aforementioned date for the amount of $100,000, with a further eight draws of $100,000 through September 30, 2024 and thereafter $150,000 drawn in October 2024 for quarter four and $150,000 drawn for the first quarter of 2025. The 2023 Notes are non-interest bearing and are payable on the later of (i) May 12, 2025 (as amended), or (ii) the consummation of an Initial Business Combination. Upon receiving notice of the closing of an Initial Business Combination, the Sponsor shall convert the unpaid principal balance of the 2023 Notes into a number of non-transferable, non-redeemable ordinary shares of the Company equal to (x) the principal amount of the 2023 Notes being converted, divided by (y) the conversion price of $10.00, rounded up to the nearest whole number of shares. If the Company does not consummate an Initial Business Combination during the Extension Period, (i) the 2023 Notes will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. As of December 31, 2024, and December 31, 2023, the outstanding principal balance was $1,600,000 and $500,000, respectively.

Working Capital Loans

In order to finance transaction costs in connection with an Initial Business Combination, our Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of an Initial Business Combination, without interest, or, at the lender’s discretion, up to $3,000,000 of notes may be converted upon consummation of an Initial Business Combination into warrants at a price of $1.00 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that an Initial Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans.

On December 8, 2023, the Company entered into a non-interest bearing convertible unsecured loan in the principal amount of up to $3,000,000 from the Sponsor to provide the Company with additional working capital and to fund the Extension Contributions. The Loan constitutes a Working Capital Loan as defined above. The loan does not bear any interest and will be repayable by the Company to the Sponsor upon the earlier of: (i) promptly after the date the Initial Business Combination is consummated and (ii) May 12, 2025 (as amended). The portion of the Loan used to provide the Company with additional working capital will not be deposited into the Trust Account. On March 28, 2025, the Company amended and restated the Loan to extend the maturity date to the later date of the consummation of the Company’s initial business combination or May 12, 2025. If the Company does not consummate an Initial Business Combination during the Extension Period, the Loan will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. The Loan is convertible into Private Placement Warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants in connection with the initial public offering. The conversion option represents an embedded derivative under ASC 815-15, “Embedded Derivatives.” The Company has determined that based on the valuation of its Private Placement Warrants and the fact that an Initial Business Combination is not considered probable until such time as it is consummated, the value of this conversion option is de minimis. As of December 31, 2024, and 2023, there was $1,790,000 and $300,000 outstanding, respectively.

Registration Rights

The holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued on conversion of Working Capital Loans (and any ordinary shares issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration and shareholder rights, dated as of May 12, 2022, requiring us to register such securities for resale. The holders of these securities will be entitled to make up to three demands, excluding short form registration demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our Initial Business Combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration and shareholder rights agreement provides that we will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (1) in the case of the Founder Shares, on the earlier of (A) one year after the completion of our Initial Business Combination or (B) subsequent to our Initial Business Combination, (x) if the last reported sale price of Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after our Initial Business Combination, or (y) the date following the completion of our Initial Business Combination on which we complete a liquidation, merger, amalgamation, share exchange, reorganization or other similar transaction that results in all of our Public Shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property, and (2) in the case of the Private Placement Warrants and the respective Class A ordinary shares underlying such warrants, 30 days after the completion of our Initial Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Policy for Approval of Related Party Transactions

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions.

We adopted a code of ethics requiring us to avoid, wherever possible, all conflicts of interests, except under guidelines or resolutions approved by our Board of directors (or the appropriate committee of our Board) or as disclosed in our public filings with the SEC. Under our code of ethics, conflict of interest situations include any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) involving the Company. A form of the code of ethics that we adopted is filed as an exhibit to the registration statement.

In addition, our audit committee, pursuant to a written charter that we adopted, will be responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present will be required in order to approve a related party transaction. A majority of the members of the entire audit committee will constitute a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee will be required to approve a related party transaction. Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or any of their affiliates.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an Initial Business Combination with an entity that is affiliated with any of our Sponsor, officers or directors unless we, or a committee of independent and disinterested directors, have obtained an opinion from an independent investment banking firm or an independent valuation or appraisal firm that our Initial Business Combination is fair to us from a financial point of view. Furthermore, no finder’s fees, reimbursements or cash payments will be made by us to our Sponsor, officers or directors, or our or any of their affiliates, for services rendered to us prior to or in connection with the completion of our Initial Business Combination. However, the following payments will be made to our Sponsor, officers or directors, or any of their affiliates, none of which will be made from the proceeds of the Initial Public Offering and the sale of the Private Placement Warrants held in the Trust Account prior to the completion of our Initial Business Combination:

•	repayment of an aggregate of up to $300,000 in loans that may be made to us by our Sponsor to cover offering-related and organizational expenses;

•	reimbursement for office space, utilities and secretarial and administrative services provided to us by our Sponsor, in the amount of $10,000 per month;

•	reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an Initial Business Combination;

•

repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officer and directors to cover expenses related to the Contributions. Up to $1,200,000 of such loans may be convertible into a number of non-transferable, non-redeemable ordinary shares of the Company at a conversion price of $10.00 per share.

•

repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended Initial Business Combination. Up to $3,000,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender. Except for the foregoing, the terms of such loans, if any, have not been determined nor have any written agreements been executed with respect to such loans.

The above payments may be funded using the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants not held in the Trust Account.

Director Independence

The rules of Nasdaq require that a majority of our Board of directors be independent within one year of our Initial Public Offering. An “independent director” is defined generally as a person that, in the opinion of the company’s Board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We have four “independent directors” as defined in Nasdaq rules and applicable SEC rules. Our Board has determined that Messrs. Bahl, Singh, Vanvari and Ms. Asokan are independent directors under applicable SEC and Nasdaq rules.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.

Our Audit Committee has reviewed and discussed with our management and CBIZ, our audited consolidated financial statements for the fiscal year ended December 31, 2024. Our Audit Committee has also discussed with CBIZ the matters required to be discussed by the applicable requirements of the PCAOB, and the SEC.

Our Audit Committee has received and reviewed the written disclosures and the letter from CBIZ required by applicable requirements of the PCAOB regarding the independent accountant’s communications with our Audit Committee concerning independence, and has discussed with CBIZ its independence from us.

Based on the review and discussions referred to above, our Audit Committee recommended to our Board that the audited consolidated financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Submitted by the Audit Committee

Girish Vanvari

Ashwini Asokan

Manpreet Singh

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

FUTURE SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another annual general meeting or extraordinary general meeting before the Extended Date to consider and vote upon approval of our initial business combination and other related matters. Accordingly, if we hold an extraordinary general meeting to consider and vote upon approval of our initial business combination , the Company’s next annual general meeting of shareholders may be held at a future date to be determined by the post-business combination company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a business combination before the Extended Date, the Company will dissolve and liquidate and there will be no annual general meeting.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Annual Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Sodali & Co.

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Shareholders may call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: IVCA.info@investor.sodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to us at Investcorp AI Acquisition Corp, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 1111, George Town, Grand Cayman KY1-1102, Cayman Islands.

If you are a shareholder of the Company and would like to request documents, please do so by May 5, 2025 (five business days prior to the date of the Annual Meeting), in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

OTHER MATTERS

Our Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to our Board, no matters are to be brought before the Annual Meeting except as specified in the Proxy Statement or the Notice. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

By Order of the Board,

Rishi Kapoor

Chairman of the Board

[●], 2025

ANNEX A

ANNEX A

PROPOSED AMENDMENT TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

INVESTCORP AI ACQUISITION CORP

INVESTCORP AI ACQUISITION CORP

(the “Company”)

RESOLUTION OF THE SHAREHOLDERS OF THE COMPANY

RESOLVED, as a special resolution that, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by amending Article 36.2 by deleting the following:

“In the event that the Company does not consummate a Business Combination by May 12, 2025, or by such later time as the Members may approve in accordance with the Articles, the directors of the Company shall…”;

and replacing it with the following:

“In the event that the Company does not consummate a Business Combination by May 12, 2027, or by such later time as the Members may approve in accordance with the Articles, the directors of the Company shall…”;

A-1

196839 Investcorp AI Acq. Corp. Proxy Card Rev2 Front YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK H H H EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 9, 2025. INVESTCORP AI ACQUISITION CORP. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the annual general meeting virtually, you will need your 12 digit control number to vote electronically at the annual general meeting. To attend: https://www.cstproxy.com/investcorpaispac/2025 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. s FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN Proposal No. 1 – The Extension Amendment Proposal – to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Articles”) to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to consummate such business combination, and (3) redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on May 12, 2022 (our “IPO”), from May 12, 2025 (which is 36 months from the closing date of our IPO) to May 12, 2027 (such date, the “Extended Date”); Proposal No. 2 – The Director Election Proposal – to elect, as an ordinary resolution, two class I directors to serve a three-year term expiring at our 2028 Annual Meeting or until such director’s earlier death, resignation, disqualification or removal: 1. Rishi Kapoor 2. Kunal Bahl Proposal No. 3 – The Auditor Proposal – to ratify, as an ordinary resolution, the appointment of CBIZ, Inc. as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025; and Proposal No. 4 – The Adjournment Proposal – to approve, as an ordinary resolution, the adjournment of the Annual Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our Board determines before the Annual Meeting that it is not necessary or no longer desirable to proceed with the other proposals. FOR AGAINST ABSTAIN FOR WITHHOLD CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2025 When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

196839 Investcorp AI Acq. Corp. Proxy Card Rev2 Back Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be Held on May 12, 2025: This notice of meeting, the accompanying proxy statement, proxy card and annual report are available at https://www.cstproxy.com/investcorpaispac/2025 sFOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED s PROXY CARD INVESTCORP AI ACQUISITION CORP. PROXY FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned hereby appoints Nikhil Kalghatgi and Dean Clinton or _______________________ as proxy of the undersigned to attend the Annual General Meeting of Shareholders (the “Annual General Meeting”) of Investcorp AI Acquisition Corp. (the “Company”), to be held in person at the offices of Winston & Strawn LLP, located at 800 Capitol Street, Suite 2400, Houston, Texas 77002 and virtually as described in the proxy statement on May 12, 2025 at 1:00 p.m. Eastern Time, and any adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth on the reverse side hereof. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENT THEREOF . (Continued and to be marked, dated and signed on reverse side)